Draft of March 19, 2004

OPTIONS ORDER FLOW AGREEMENT

This Options Order Flow Agreement (the "Agreement"), is entered into as of July 1,2004, by and between IntercontinentalExchange, Inc., a Delaware corporation ("ICE"), and _Optionable_Inc , a Delaware corporation (the "Order Flow Provider").

WHEREAS, ICE owns and operates an electronic platform for the trading of commodities and derivative products on commodities (the "Platform");

WHEREAS, the Order Flow Provider is an options broker that has a duly executed Broker Agreement (as defined below) in place with ICE;

WHEREAS, ICE wishes to have the Order Flow Provider submit certain Transactions to the Platform and has requested that the Order Flow Provider agree to generate a minimum level of trading volume by submitting such Transactions to the Platform;

WHEREAS, the Order Flow Provider has agreed to generate the minimum level of trading volume desired by ICE by submitting such Transactions through the Platform on the terms and subject to the conditions set forth herein; and

WHEREAS, the parties wish to set forth the terms and conditions of their agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Capitalized terms that are not otherwise defined in this Agreement shall have the meanings given to them in the Broker Agreement.

"Broker Agreement" means the agreement, dated July 1 between the parties to this Agreement, governing the Order Flow Provider's access to the Platform, as the same may be amended from time to time.

"Business Day" shall mean any day on which ICE is open for trading other than a Saturday or Sunday.

"Commencement Date" shall mean the first day of the Order Flow Commitment Period, which shall be July 1, 2004.

"Designated Product" means option contracts on crude oil and natural gas that are traded on the Platform.

"ICE Commissions" means commissions payable to ICE in connection with the execution of Transactions in Designated Products on the Platform. ICE

Commissions do not include fees or charges other than commissions or amounts payable to entities other than ICE, such as a clearinghouse.

"ICE Commission Revenues" means revenues received by ICE in the form of ICE Commissions.

"Order Flow Commitment" has the meaning given to such term in Section 2(a).

"Order Flow Incentive Period" means the period from and including the Commencement Date up to and including June 30, 2006.

"Platform" has the meaning given to such term in the preamble to this Agreement.

"Regular Trading Hours" means the regular trading hours for the Designated Product, which are from 10:00 a.m. to 2:30 p.m. New York time each Business Day. Regular Trading Hours shall not include periods during which a material market disruption exists or during which Order Flow Provider is unable to access the Platform for reasons beyond its reasonable control.

"Transaction" means a purchase or sale of a Designated Product that is submitted to the Platform by Broker as a block trade and which generates ICE Commission Revenue.

2. Order Flow Commitment. During the Order Flow Commitment Period, the Order Flow Provider agrees, subject to the terms and conditions set forth herein, that:

a. it will submit Transactions to the Platform during the Order Flow Commitment Period which, in the aggregate, result in minimum ICE Commission Revenues of an average of $60,000 per month (prior to the Quarterly Rebate specified in 2(b)), as determined on a quarterly basis as provided below (the "Order Flow Commitment"); and

3. Rules Relating to Determination of Order Flow Commitment Compliance. In determining the Order Flow Provider's compliance with the Order Flow Commitment:

a. only ICE Commission Revenues generated by Transactions submitted to the Platform by the Order Flow Provider during the relevant 90-day period, or quarter, will be included;

b. the Order Flow Commitments must be satisfied separately for each quarter, and any trading volumes executed by the Order Flow Provider in one quarter that are in excess of the Order Flow Commitment for that quarter shall not be included in determining the Order Flow Provider's compliance with its Order Flow Commitment for any other quarter;

c. ICE Commission Revenues generated prior to the Commencement Date will not be applied to satisfying the Order Flow Commitment; and

d. a Transaction shall be deemed to have been submitted to the Platform on the date on which the Transaction is confirmed by the Platform, as reflected on the confirmation generated by the Platform with respect to such Transaction.

4. ICE Commission Statement. Within 30 days after the end of each quarter during the Order Flow Commitment Period, or as soon as practicable thereafter, ICE will provide to the Order Flow Provider a statement setting forth the ICE Commission Revenues generated by the Order Flow Provider during such quarter by submitting Transactions to the Platform and the calculation of the monthly average for purposes of determining Order Flow Provider's compliance with its Order Flow Commitment.

5. Order Flow Rebate. So long as Order Flow Provider complies with its obligations with respect to its Order Flow Commitment as specified in Section 2, during the Order Flow Commitment Period ICE will rebate to Order Flow Provider an amount equal to U.S.$ 0.625 multiplied by the number of sides blocked by Order Flow Provider into the Platform during a quarter (the "Quarterly Rebate") within 30 days of the end of such quarter.

6. Representations and Warranties

a. Order Flow Provider hereby represents and warrants that:

i. it has all requisite corporate or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and

ii. this Agreement has been duly executed and delivered by Order Flow Provider and constitutes the legal, valid and binding obligation of Order Flow Provider, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity (regardless of whether in equity or at law).

b. ICE hereby represents and warrants that:

   i. it has all requisite corporate or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and

   ii. this Agreement has been duly executed and delivered by ICE and constitutes the legal, valid and binding obligation of ICE, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity (regardless of whether in equity or at law).

7. Termination

   a. This Agreement shall automatically terminate upon the earlier of (i) the conclusion of the Order Flow Incentive Period and (ii) the termination of the Broker Agreement.

   b. Termination of this Agreement does not affect a party's accrued rights and obligations at the date of termination.

8. Miscellaneous

   a. The provisions of the Broker Agreement regarding Limitation of Liability; Indemnity; Notices; Force Majeure; Waiver; Assignment; Governing Law; Dispute Resolution; Headings; Severability; and Counterparts apply to and are incorporated by reference into this Agreement *mutatis mutandis*.

   b. In the event of any conflict between this Agreement and the Broker Agreement, the provisions of this Agreement shall prevail.

   c. Neither party shall make any disclosure relating to this Agreement or its terms (collectively, "Confidential Information") to a third party (other than the party's employees, agents, affiliates, accountants or professional advisors who have a need to know such information and have agreed to keep such terms confidential) without the prior approval of the other party, except (i) as may be required by law or otherwise in connection with discussions with regulators or other governmental authorities, including any regulated exchange, or (ii) at such time as such Confidential Information becomes known by the general public (or generally known within the financial services, trading or commodity markets communities) other than through violation of this paragraph.

   d. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each of the parties, and no provision of this Agreement may be waived except in a writing signed by the relevant party.

   e. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.

Chairman Optionable

Mark Nordlicht

INTERCONTINENTALEXCHANGE, INC.

SVP SALES ICE

Jeff Adams

Platinum Partners LP

FAX

To: Abe a Kevin

From: Mark Nordlicht

Fax Number: 914.773.1500

Date: 7/23/04

Total Number of Pages: 6

Message:

152 W. 57th Street, 54th Fl. New York, New York 10019
Tel: (212) 581-0500 Fax: (212)581-0002
E-mail: VGuetta@Platinumlp.com

BROKER AGREEMENT

This Agreement ("Agreement") sets out the terms on which IntercontinentalExchange, Inc. ("Intercontinental"), which owns and operates electronic services for (i) the matching ("Broker Confirmation") of trade data submitted by the undersigned broker ("Broker") with corresponding trade data submitted by a customer ("Participant") for trades ("Non-Exchange Transactions") previously arranged by the Broker on behalf of the Participant, and (ii) the acceptance and, if desired, transmission to a clearinghouse, of Non-Exchange Transactions submitted by the Broker ("Trade Give-Up") under the authorization and on behalf of the two counterparties (Participants), has agreed to provide the Broker with access to and use of the Broker Confirmation Service and the Trade Give-Up Service, also known as "ICEBlock," (collectively known as the "Services"), as more fully set out in the Addenda to the Agreement and the Guides (as defined below).

1) **ACCESS TO THE SERVICES.** Intercontinental hereby grants Broker a non-exclusive, non-transferable, revocable license to access and use the Services as such Services may exist from time to time and to utilize any hardware, software, systems, and/or communications links (collectively, the "System") furnished by Intercontinental in conjunction with the Services and in accordance with the Terms (as defined below). Broker understands and agrees that the Services consist solely of the Broker Confirmation service and the Trade Give-Up Service and that Broker shall not be entitled to receive any other services, express or implied, pursuant to this Agreement.

2) **TERMS OF ACCESS.** This Agreement, taken together with (i) the Service and Pricing Schedules (the "Schedules") (the current versions of which are attached hereto as Addendum A), (ii) any other Addenda to this Agreement, (iii) the Broker Confirmation Procedures, Product, and User Guides governing Broker Confirmation, and (iv) the Trade Give-Up Procedures, Product, and User Guides governing Trade Give-Up, (collectively, the "Guides," the current versions of which are posted on the Intercontinental website) are collectively referred to herein as the "Terms" and will govern Broker's access to and use of any and all Services utilized by Broker. With the exception of the Broker Confirmation Procedures Guide and Section 8 of the Trade Give-Up Procedures Guide, Intercontinental may amend the Terms at any time by providing notice to Broker, and any such amendments will be prospectively binding on Broker, provided that Intercontinental will provide at least thirty days' prior notice, through electronic or other direct communication with Broker, of any such amendments that are likely to materially and adversely affect Broker or its rights or obligations hereunder. Broker's use of any Service after such notice and after the effective date of any such amendment shall constitute its ratification of and agreement to any such amendment. The Broker Confirmation Procedures Guide is exempt from this amendment process and must be amended according to the terms stipulated therein.

3) **BROKER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.** Broker hereby represents, warrants and covenants as follows:

   a) Any and all Services utilized by Broker will be utilized solely in conjunction with and only on behalf of those customers (Participants) of Broker that have entered into and are bound by a Participant Agreement with Intercontinental. Intercontinental shall have the right to reject any Non-Exchange Transaction submitted by Broker, and to refuse to provide any Service with respect to such Non-Exchange Transaction, if Intercontinental determines, in its reasonable judgment, that the customers that are parties to such Non-Exchange Transaction have not entered into Participant Agreements or that such Non-Exchange Transaction is not in compliance with either party's Participant Agreement or Broker's Broker Agreement.

   b) Broker understands that it shall be solely responsible for arranging the Non-Exchange Transactions and for all information submitted through the System in connection with Broker's use of the Services, including but not limited to all information related to Non-Exchange Transactions submitted for Broker Confirmation and/or Trade Give-Up.

   c) Broker acknowledges that the Systems through which the Services are provided and all information and content (including price and trading data) displayed and distributed thereon (such information or content and information derived therefrom being referred to collectively

herein as "Intercontinental Data") are, except as set forth in the final sentence of this Section 3(c), the exclusive proprietary property of Intercontinental constituting trade secrets. Broker has been granted a limited license to use the Services solely for the purposes set forth herein and in the attached Addenda and Guides, and Broker will have no other rights with respect to the Services. Broker agrees that it will not copy, modify, reverse engineer, reverse assemble or reverse compile the System or the Services and that it will not distribute, rent, sell, retransmit, redistribute, release or license the System or the Services, or any part thereof to any third party (other than to its affiliates and agents subject to and in accordance with this Agreement). Notwithstanding the foregoing, any and all data submitted to the System by Broker (including but not limited to data related to Non-Exchange Transactions submitted in connection with the Services) shall, subject to Section 8 hereof, be the non-exclusive property of Intercontinental and Broker, and each party shall have the right to use, sell, retransmit or redistribute such information, subject to the provisions of Section 8 hereof and the other provisions of Terms relating to the use of such data.

d) Broker will comply with the Terms and any and all laws, rules, regulations or orders applicable to Broker's access to and use of the Services.

e) Broker acknowledges and accepts that it shall be solely responsible for any and all costs or expenses associated with its accessing and utilizing the Services.

f) Broker acknowledges that Intercontinental may, immediately and without notice, suspend or terminate Broker's access to and utilization of the Services and terminate the Agreement in the event of a breach of the Agreement by Broker. Broker further acknowledges that Intercontinental may, in its sole discretion, temporarily or permanently cease to provide one or more of the Services to Broker, but in any event shall comply with the minimum notification requirements agreed upon for each Service in the respective Guides. Broker also acknowledges that its access to and utilization of the Services may be monitored by Intercontinental for its own purposes (including, without limitation, for purposes of monitoring levels of activity and for purposes of maintaining the functional and operational integrity of the System and for purposes of complying with applicable laws and regulations) and not for the benefit of Broker.

g) Broker has all necessary power and authority to execute and perform this Agreement, and this Agreement is its legal, valid and binding agreement, enforceable against Broker in accordance with its terms. Neither the execution of nor performance under this Agreement by Broker violates any law, rule, regulation or order, or any agreement, document or instrument, binding on or applicable to Broker. Broker has full power and authority to act on behalf of its customers (Participants) for whom it will utilize the Services.

h) Broker agrees to provide Intercontinental with information related to Broker's use of the Services or the activities of Broker's customers that is reasonably requested by Intercontinental, if such information is reasonably necessary in order to enable Intercontinental to maintain the integrity of the System or to comply with applicable laws or regulations, and such information will be accurate and complete in all material respects and subject to the Confidentiality provisions of Section 8. Should Broker refuse to provide information, or if the information demonstrates a potential violation of the terms and conditions of this Agreement or of any customer's Participant Agreement, then Intercontinental shall have the right, at Intercontinental's expense and upon five (5) days notice, to conduct an on-site audit during regular business hours of Broker's compliance with this Agreement. Intercontinental may inspect, among other things, any use of the Services. Intercontinental's right of inspection shall extend only so far as may be necessary to ensure compliance by Broker with the provisions of this Agreement. Any information gained by Intercontinental as a result of the inspection shall be subject to the Confidentiality provisions of Section 8.

i) Broker acknowledges that portions of the System and related technical information, documents and materials are subject to export controls under the U.S. Export Administration Regulations. Broker will (1) comply with all legal requirements established under these controls, (2) cooperate fully with Intercontinental in any official or unofficial audit or inspection that relates to these controls and (3) not export, re-export, divert or transfer, directly or indirectly, any such item or

direct products thereof to Cuba, Iran, Iraq, Libya, Sudan, Syria, the Taliban, Afghanistan, or any national thereof or to any country or national thereof that is embargoed by Executive Order. Broker represents and warrants that it will not use the Services in any such country nor will it permit any national of any such country to use the Services for any purpose at any time. Upon notice to Broker, Intercontinental may modify the list of such countries to conform to changes in the U.S. Export Administration Regulations.

4) **USER IDs AND PASSWORDS.** Intercontinental shall issue to Broker, through its employees designated as its administrator(s) with respect to Broker's use of the Services ("Broker User Administrator"), one or more user IDs and passwords (collectively, the "Passwords") for use exclusively by employees ("Authorized Employees") of Broker or a Broker affiliate that are properly authorized to access the Services on behalf of Broker. The initial Broker User Administrator(s) are identified on the signature page hereof and Broker will notify Intercontinental promptly of any change in its Broker User Administrator(s). Broker will be solely responsible for controlling and monitoring the use of the Passwords, will provide the Passwords only to its Authorized Employees, and will not provide the Passwords to any third party. Broker will immediately notify Intercontinental of any unauthorized disclosure or use of the Passwords or access to the Services or of the need to deactivate any Passwords. Broker acknowledges and agrees that it will be bound by any actions taken through the use of its Passwords (except through the fault or negligence of Intercontinental), including Broker Confirmation or Trade Give-Up of Non-Exchange Transactions, and the use of Services, whether or not such actions were authorized. Broker will only use the Passwords to access and use the Services from the jurisdictions specified by Broker and accepted by Intercontinental. The Broker User Administrator shall be responsible for all communications between Intercontinental and Broker and any notices or other communications sent to the Broker User Administrator by Intercontinental shall be binding on Broker.

5) **TERM.** This Agreement will commence as of the date hereof and will continue thereafter unless and until terminated by either party upon 30 days' written notice to the other, provided that this Agreement shall remain in effect with respect to the Broker Confirmation or Trade Give-Up of Non-Exchange Transactions effected prior to such termination and provided that Intercontinental complies with any additional termination notification requirements governing one or more Services in the corresponding Guide(s). Termination of this Agreement shall terminate all Services provided by Intercontinental to Broker. Each party's continuing obligations under this Agreement and the Terms, including, without limitation, those relating to "Indemnification" and "Confidentiality", will survive the termination of this Agreement.

6) **FEES.**

   a) All fees incurred by Broker hereunder in any calendar month shall be invoiced by Intercontinental to Broker based on the Schedules, as amended from time to time and as set forth in the Terms. Intercontinental will provide Broker with an invoice which states the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable in the currency, timeframe, and manner specified in the Schedules. Late payments will bear interest after the due date at a rate per annum of interest equal to the Prime Rate (as published in the Wall Street Journal) plus 1.5%, to the extent that such rate shall not exceed the maximum rate allowed by applicable law.

   b) Broker shall be liable for all taxes and duties (other than franchise and income taxes owed by Intercontinental) arising out of this Agreement or use of Broker Confirmation or Trade Give-Up Services utilized by Broker through the System, including, without limitation, taxes and duties levied by non-U.S. jurisdictions

7) **LIMITATION OF LIABILITY; INDEMNITY.**

   a) BROKER ACKNOWLEDGES, UNDERSTANDS AND ACCEPTS THAT INTERCONTINENTAL MAKES NO WARRANTY WHATSOEVER TO BROKER AS TO THE SERVICES, EXPRESS OR IMPLIED, AND THAT THE SERVICES ARE PROVIDED ON AN "AS IS" BASIS AT BROKER'S SOLE RISK. INTERCONTINENTAL EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER

INTERCONTINENTAL NOR ITS MANAGERS, OFFICERS, AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, EMPLOYEES OR AGENTS MAKE ANY WARRANTY WITH RESPECT TO, AND NO SUCH PARTY SHALL HAVE ANY LIABILITY TO BROKER (i) FOR THE ACCURACY, TIMELINESS, COMPLETENESS, RELIABILITY, PERFORMANCE OR CONTINUED AVAILABILITY OF THE SERVICES, OR (ii) FOR DELAYS, OMISSIONS OR INTERRUPTIONS THEREIN. INTERCONTINENTAL SHALL HAVE NO DUTY OR OBLIGATION TO VERIFY ANY INFORMATION DISPLAYED VIA THE SERVICES. BROKER ACKNOWLEDGES AND AGREES THAT INTERCONTINENTAL IS NOT AN ADVISOR OR FIDUCIARY OF BROKER OR ITS CUSTOMERS. WITHOUT LIMITATION OF THE FOREGOING, BROKER ACKNOWLEDGES, AGREES AND ACCEPTS THAT INTERCONTINENTAL SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY MATTERS RELATED TO BROKER'S RELATIONSHIP OR DEALINGS WITH ITS CUSTOMERS, INCLUDING BUT NOT LIMITED TO THE EXECUTION OF TRANSACTIONS OR THE ACCURACY OF ANY INFORMATION SUBMITTED THROUGH THE SYSTEM IN CONNECTION WITH BROKER'S USE OF THE SERVICES, ALL OF WHICH SHALL BE THE SOLE RESPONSIBILITY OF BROKER.

b) Subject to Section 7(c) of this Agreement, Broker shall indemnify, protect, and hold harmless Intercontinental, its directors, officers, affiliates, employees and agents from and against any and all losses, liabilities, judgments, suits, actions, proceedings, claims, damages, costs (including attorney's fees) resulting from or arising out of (i) any act or omission by any person obtaining access to the System through the Passwords (other than through the fault or negligence of Intercontinental), whether or not Broker has authorized such access; or (ii) any claim by any customer of Broker involving or relating in any way to the acts or omissions of Broker.

c) IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

d) Notwithstanding the terms of Section 7(a), in the event that Intercontinental is determined to be liable to Broker for any cause (other than pursuant to Section 7(e) below), Broker expressly agrees that in entering into this Agreement, Intercontinental's aggregate liability, for all causes of action, shall not exceed the sum total of all fees paid to Intercontinental by Broker and by counterparties (Participants) to Non-Exchange Transactions arranged by the Broker and submitted to the Services during the six month period preceding the action.

e) Subject to Section 7(c) and notwithstanding Sections 7(a) and 7(d) of this Agreement, Intercontinental agrees to either defend or settle, at Intercontinental's expense and discretion, any suit or claim against Broker arising from a claim that Broker's authorized and proper use of the Services under this Agreement infringes any patent, copyright, trade secret, trademark or other proprietary right and to indemnify Broker from any settlement or final judgment against Broker related to such infringement claim. Intercontinental will have no obligation under this Section or otherwise for any infringement claim based on the combination or use of the Services with software, hardware, data, or other materials not furnished by Intercontinental and/or for modifications made to Intercontinental's Services. If an Intercontinental Service becomes, or Intercontinental believes is likely to become, subject to an infringement claim, Intercontinental may, at its option and expense: (a) replace or modify the Service so that it becomesno n-infringing; (b) obtain for Broker a license to continue using the Service, or (c) accept return of the infringing part of the Service, terminate this Agreement as to the infringing part of the Service, and refund to Broker the license fees paid to Intercontinental under this Agreement for the infringing part of the Service that has been accrued to the date of the infringement. The foregoing states Intercontinental's entire liability and Broker's sole and exclusive remedies for infringement claims and actions of any kind.

f) The foregoing obligations are conditioned on the party seeking indemnification ("Indemnified Party") providing the party responsible for the indemnification ("Indemnifying Party") with prompt written notice of the claim for which indemnity is claimed; giving Indemnifying Party sole control of the defense thereof and any related settlement negotiations, and cooperating (at Indemnifying Party's expense) with Indemnifying Party's efforts to defend or settle the claim.

g) Intercontinental represents and warrants that it has all necessary power and authority to execute and perform this Agreement, and this Agreement is its legal, valid and binding agreement, enforceable against Intercontinental in accordance with its terms. Neither the execution of nor performance under this Agreement by Intercontinental violates any law, rule, regulation or order, or any agreement, document or instrument, binding on or applicable to Intercontinental. Intercontinental has all licenses, approvals and consents (regulatory or otherwise) in order for it to provide the Services.

8) **CONFIDENTIALITY**.

a) Any and all non-public information in any form obtained by either party or its employees arising out of or related to the provision or use of the Services, including but not limited to trade secrets, processes, computer software and other proprietary data, research, information or documentation related thereto and Intercontinental Data, shall be deemed to be confidential and proprietary information. Each party agrees to hold such information in strict confidence and not to disclose such information to third parties (other than, to the extent permitted by the Terms, to its employees, its affiliates and their employees or its agents) or to use such information for any purpose whatsoever other than as contemplated and permitted by the Terms and to advise each of its employees, affiliates and agents who may be exposed to such proprietary and confidential information of their obligations to keep such information confidential.

b) Confidential information shall not include information which is: (i) in or becomes part of the public domain other than by disclosure by such party in violation of this Agreement; (ii) known to or obtained by such party previously without ano bligation of confidentiality; (iii) independently developed by such party outside of this Agreement; (iv) required to be disclosed by applicable law or regulation, or pursuant to a subpoena or order of a court or regulatory, self-regulatory or legislative body of competent jurisdiction, or in connection with any regulatory or self-regulatory request for information; or (v) information submitted by Broker that is displayed by Intercontinental on the System or otherwise distributed or sold by Intercontinental, regarding Non-Exchange Transactions, Broker Confirmations, or Trade Give-Ups in accordance with its standard policies and procedures, provided that such displays will not identify Broker or its customer(s) (Participants) by name. In the event that Intercontinental is required to disclose confidential information subject to Section 8(b)(iv), Intercontinental shall request that the recipient treat the information provided as confidential pursuant to the U.S. Freedom of Information Act for a U.S.-based recipient, or pursuant to an equivalent or comparable law or regulation, if applicable, of the foreign jurisdiction in which the recipient is based.

9) **NOTICES.** All notices delivered with respect to this Agreement shall be in writing and either (i) hand delivered or forwarded by registered or certified mail; or (ii) sent via electronic mail, in either case to the relevant address provided by a party for such purpose.

10) **NO THIRD PARTY BENEFICIARY.** Nothing in this Agreement shall be considered or construed as conferring any right or benefit on a person not a party to this Agreement (other than the right of another party (Participant) with regard to a Broker Confirmation under the terms of the Broker Confirmation Procedures Guide or the right of another party (Participant) with regard to a Trade Give-Up under the terms of the Trade Give-Up Procedures Guide).

11) **FORCE MAJEURE.** Neither Intercontinental nor Broker shall be deemed to be in default of any provision hereof or be liable for any delay, failure in performance, or interruption of service resulting directly or indirectly from acts of God, civil or military authority, civil disturbance, war, strikes, fires, other catastrophes, power failure or any other cause beyond its reasonable control.

12) **WAIVER.** No waiver by either party of any default by the other in the performance of any provisions of this Agreement shall operate as a waiver of any continuing or future default, whether of a like or different character.

13) **ASSIGNMENT.** This Agreement may not be assigned by either party without the other party's express prior written consent; provided, however, that either party may assign this Agreement to any entity (i) controlling, controlled by, or under common control with such party, or (ii) which succeeds to

all or substantially all of the assets and business of such party, provided that, in the case of any such assignment by Broker, the assignee agrees in writing to assume the assignor's obligations under, and to be bound by the provisions of, this Agreement (as it may be amended from time to time). This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns in accordance with its terms.

14) **GOVERNING LAW.** Unless otherwise specified in an Addendum, this Agreement is deemed entered into in New York, New York and shall be governed and construed in all respects by the laws of the State of New York, without giving effect to principles of conflict of law.

15) **DISPUTE RESOLUTION**. Unless otherwise specified in an Addendum, any dispute, claim or controversy between the parties relating to this Agreement shall be resolved through binding arbitration conducted in accordance with the Arbitration Rules of the American Arbitration Association. Any such arbitration shall be conducted in New York, New York or at such other location as may be agreed to by the parties and the arbitrators. For the avoidance of doubt, this arbitration clause only applies to Intercontinental and the Broker and does not apply to any disputes arising between a Broker and its customer (Participant) or any other disputes between parties other than Intercontinental and the Broker. Notwithstanding the foregoing, each party acknowledges that a breach of this Agreement may cause the other party irreparable injury and damage and therefore may be enjoined through injunctive proceedings in addition to any other rights and remedies which may be available to such other party at law or in equity, and each party hereby consents to the jurisdiction of any federal or state courts located in New York, New York with respect to any such action. The parties expressly waive their right to trial by jury in any such action.

16) **HEADINGS**. The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

17) **SEVERABILITY.** If any provision of this Agreement (or any portion thereof) shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

18) **COUNTERPARTS.** This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement binding on the parties hereto.

19) **NO AGENCY.** Broker is not, and shall not represent or hold itself out as, the agent of Intercontinental and nothing in this Agreement shall be deemed to establish any relationship of agency, joint venture or partnership of any kind between Intercontinental and Broker.

Date: April 16, 2004

IntercontinentalExchange, Inc.	**Broker:** Optionable, Inc.
2100 River Edge Parkway, 5th Floor	Address: 555 Pleasantville Rd., South Bldg. #110
Atlanta, Georgia 30328,U SA	Briarcliff Manor, NY 10510
Signature: [signature]	Signature: [signature]
Name: Charles A. Vice	Name: Edward J. O'Connor
Title:S enior Vice President	Title: President

Broker User Administrator for Broker Confirmation:

Name: Tom Schnell

Title: Energy Derivatives Broker

Address: 555 Pleasantville Rd

South Building, Suite 110

Briarcliff Manor, NY 10510

Telephone: 914-747-8100

Fax: 914-773-1890

Email: Tom.schnell@optionable.com

Broker User Administrator for Trade Give-Up:

Name: Tom Schnell

Title: Energy derivatives Broker

Address: c/o OPEX, 555 PleasantvilleRd

SOUTH BUILDING, SUITE 110

BRIARCLIFF MANOR, NY 10510

Telephone: 914-747-8100

Fax: 914-773-1890

Email: ______

ADDENDUM A - SERVICE AND PRICING SCHEDULE

PRECIOUS METALS
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – ELECTRONIC BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

OIL
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Crude Oil Swaps	No Charge
Crude Oil Options	No Charge
Crude Oil Forwards (Physical)	No Charge
Refined Product Swaps	No Charge
Refined Product Options	No Charge
Refined Product Forwards (Physical)	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

NORTH AMERICAN ELECTRIC POWER
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Electric Power	
Forwards	No Charge
Swaps	No Charge
Options	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

NORTH AMERICAN NATURAL GAS
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Natural Gas	
Physical	No Charge
Swaps	No Charge
Options	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

NORTH AMERICAN EMISSIONS
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

NORTH AMERICAN COAL
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

EUROPEAN NATURAL GAS
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - £1.50

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Natural Gas	
Physical	No Charge
Swaps	No Charge
Options	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

UK POWER
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - £1.50

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Power	
Forwards	No Charge
Swaps	No Charge
Options	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

CONTINENTAL EUROPEAN POWER
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - €2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

II. OPTIONAL SERVICE – TRADE GIVE-UP

A. Fees per Non-Exchange Transaction

Power	
Forwards	No Charge
Swaps	No Charge
Options	No Charge

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

WEATHER DERIVATIVES
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

II. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

EUROPEAN FINANCIAL COAL
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM A - SERVICE AND PRICING SCHEDULE

NORTH AMERICAN NATURAL GAS LIQUIDS
Effective March 1, 2003

Set forth below is the Schedule referred to in paragraph (2) of the Broker Agreement. All charges incurred by Broker will be payable in accordance with the Broker Agreement.

I. OPTIONAL SERVICE – BROKER CONFIRMATION

A. Fee per Broker Confirmation - $2.00

B. Payment - Intercontinental will provide Broker with an invoice which details the amount owed by Broker, including any fees, other charges or related taxes, which will be due and payable within 30 days of Broker's receipt of such invoice or other notice of the amount due.

ADDENDUM B – ADDITIONAL TERMS FOR EU BROKERS

Where the Broker is incorporated in any member state of the European Union the following terms shall be incorporated into and form part of the Agreement and, in the event of conflict with any other terms of the Agreement, shall prevail over such terms.

I. COMPLIANCE WITH LAW AND DATA PROTECTION

A. Broker shall:

1. comply with, and represents and warrants that it has complied with, the UK Data Protection Act 1998 and all applicable data protection legislation and regulations (the "Data Protection Laws") in relation to the use of the System and access to the Services by Broker and its Authorized Employees;

2. not, by any act or omission, put Intercontinental or any of its affiliates or subsidiaries in breach of any of the Data Protection Laws; and

3. do and execute, or arrange to be done and executed, each act, document and thing necessary or desirable in order to comply with this clause A.

B. Without limiting the foregoing, Broker shall:

1. inform, and represents and warrants that it has informed, Authorised Employees that Intercontinental may:

a. process their Personal Data for the purposes of providing and using the System and accessing the Services (including training and support), to administer and improve the System and the Services, and to meet legal and regulatory obligations;

b. disclose their Personal Data, for the purposes described in clause B.1.a. to any affiliate and/or subsidiary, legal and regulatory authority and any third party to whom Intercontinental may delegate services or functions in relation to the System and/or the Services in accordance with the Terms which may include transferring Personal Data to countries that do not provide legal protection of Personal Data equivalent to that in the United Kingdom.

2. obtain, and represents and warrants that it has obtained, from its Authorized Employees all consents (in the relevant form required by the Data Protection Laws) to the processing described in clauses B.1.a. and B.2.b.

C. Participant shall provide to Intercontinental, upon request, evidence that clause I. has been complied with.

II. GOVERNING LAW

A. The Agreement shall be governed in all respects by, and construed in accordance with the laws of England.

III. ARBITRATION

A. Any dispute, claim or controversy between the parties relating to this Agreement shall be referred to and finally resolved by arbitration in England.

IV. THIRD PARTY RIGHTS

A. Subject to this section, Section 10 of the Agreement, and the Guides, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act of 1999 (the "Third Parties Act") to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from the Third Parties Act.

B. The Broker may enforce the terms of the Services upon a Participant (a "Third Party") who is party to a Non-Exchange Transaction subject to and in accordance with this section and the arbitration section of this Addendum and the provisions of the Third Parties Act. Any Broker trying to claim against a Participant by exercising its third party rights under this Agreement rather than by its direct contractual relations with the Participant will be bound by English law and arbitration jurisdiction under this formulation.

C. The parties to this Agreement do not require the consent of any Third Party to rescind or vary this Agreement at any time.